EXHIBIT 32

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the Annual Report on Form 10-K/A for the year ended December 31, 2003 (the "Report"), by Xybernaut Corporation (the "Registrant"), the undersigned hereby certifies that, to his knowledge:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


By: /s/ EDWARD G. NEWMAN
------------------------
Edward G. Newman
Chief Executive Officer and
Chairman of the Board of Directors

April 26, 2004


By: /s/ THOMAS D. DAVIS
-----------------------
Thomas D. Davis
Senior Vice President and
Chief Financial Officer

April 26, 2004


By: /s/ STEVEN A. NEWMAN
------------------------
Steven A. Newman
President, Chief Operating Officer and
Vice Chairman of the Board of Directors

April 26, 2004


A signed original of this written statement required by Section 906 has been provided to Xybernaut Corporation and will be retained by Xybernaut Corporation, and furnished to the Securities and Exchange Commission or its staff upon request.